UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2017
___________________
AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
___________________

Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1, Blanchardstown Corporate Park Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)
Registrant's telephone number, including area code: +011-1-485-1200
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2017, Avadel Pharmaceuticals PLC (the “Company”) issued a press release announcing its earnings for the quarter ended December 31, 2016.  That press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information responsive to this Item 2.02 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On March 7, 2017, the Company posted to its website a set of presentation materials that it will use during its earnings call and webcast to assist participants with understanding the Company’s financial results for the quarter ended December 31, 2016. A copy of this presentation is attached hereto as Exhibit 99.2.

The information responsive to this Item 7.01 of this Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On March 7, 2017, Avadel Pharmaceuticals plc issued a press releases announcing that the Company’s Board of Directors authorized a share repurchase program of up to $25 million of the Company’s ordinary shares, represented by American Depository Shares (ADS) which are listed for trading on the NASDAQ Global Market. Repurchases may be made in open-market transactions, block transactions on or off the exchange, in privately negotiated transactions, or through other means as determined by Avadel’s management and in accordance with the regulations of the Securities and Exchange Commission. A copy of this release is furnished as Exhibit 99.3 to this current report on Form 8-K and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated March 7, 2017, issued by Avadel Pharmaceuticals plc *
99.2	Presentation materials *
99.3	Press release dated March 7, 2017, issued by Avadel Pharmaceuticals plc
* This information shall be deemed to be "furnished" and not filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AVADEL PHARMACEUTICALS PLC
By: /s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary
Date: March 7, 2017

Exhibit Index

99.1	Press release dated March 7, 2017, issued by Avadel Pharmaceuticals plc *
99.2	Presentation materials *
99.3	Press release dated March 7, 2017, issued by Avadel Pharmaceuticals plc
* This information shall be deemed to be "furnished" and not filed herewith.